Coherent Communications Systems Corp.




[Coherent Communications Systems Corp. LOGO]                           NTEC0297

         MEMORANDUM OF UNDERSTANDING

           ------------------------------------------
           TABLE 1 - NOKIA PRICING
           ------------------------------------------
                           CHANNEL        CHANNEL
                           PRICE $        VOLUMES
           ------------------------------------------
                  1997
                  1998
                  1999
           ------------------------------------------

         Based upon the estimated volumes as specified in Table 1 Coherent agrees to the above pricing to be effective immediately. In addition to this the following items were agreed in principal and will be finalised in an amendment to Agreement No. H7810/92 no later than April 4th 1997.

         1.    Coherent has received Nokias best estimate to purchase the volume
               requirements for 1997, 1998 and 1999, a total of        channels.

         2.    The Products to be supplied are the NIEC, IDEC2X and/or EC2X.

         3.    The NIEC will be supplied with no further modifications to the
               specification, until               .

               The EC2X will be released to Production           for shipments
               expected            . In accordance with the PDA all        Beta
               units will be shipped         for which payment shall be made in
               full.

         4. The IDEC2X Product Specification will be the same as that for the NIEC but with the EC5 ASICs replaced by the HDRP and the additional feature specification as described in Attachment A. If the future software and hardware options are required by Nokia then these are to be agreed and the relevant prices for these additional features will be agreed.

               An NRE charge of         is payable for the development of the
               IDEC2X, payable in three installments in accordance with the following milestones:

               Signing of the PDA - not later than end of April 4th 1997

               Delivery of     Beta units           at a cost of       per unit.




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Coherent Communications Systems Corp.




                        Delivery of first Production Units              .



[Coherent Communications Systems Corp. LOGO]                            NTEC0297



         5. Both parties agree to include a statement in the amendment to Agreement No. H 7810/92 to the effect that based upon the volume requirements contained herein, Nokia will not source an alternative product for the applications for which Coherent are already supplying Product.


         6.    Delivery Times - Agreement No. H 7810/92

               Clause 2.7.2

               Each month Nokia will provide a forecast for           with an
               Authorisation to Manufacture covering             . This
               commitment to deliver is based upon the following:

                       weeks firm
                       weeks              of the volume can be rescheduled up to
                       weeks              of the volume can be rescheduled up to

               This clause replaces 2.8.1.


         7.    Payment Terms

               Payment terms as specified in Nokia's Netting Payment System will become affective during 1997. Payments will be made within maximum. Until such change the current payment terms
               will remain effective.

               For new orders the invoicing shall be as follows to reflect the charge for a Software Licence:

                        Hardware                     Software Licence (ILS-NIEC)

                        NIEC and IDEX2X




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Coherent Communications Systems Corp.




                        EC2X

               ILS-NIECx is a Software Fee and Licence to use. Each order for Hardware must be accompanied by an order for an equal number of Software Licences which will be invoiced at the same time.




[Coherent Communications Systems Corp. LOGO]                           NTEC0297


         MEMORANDUM OF UNDERSTANDING FOR PROPOSED AMENDMENTS TO AGREEMENT NO. H7810/92

         In Witness Whereof, the Parties have agreed these minutes and both parties do hereby sign in Espoo on 26th February, 1997.



         SIGNED FOR AND ON BEHALF OF                 SIGNED FOR AND ON BEHALF OF

         NOKIA TELECOMMUNICATIONS OY                 COHERENT COMMUNICATIONS
                                                     SYSTEMS CORPORATION


         /s/                                         /s/
         ---------------------------                 ---------------------------
             Erkki Sipila                                Miles Pratt


         /s/                                         /s/
         ---------------------------                 ---------------------------
             Vesa Sarkikangas                            Simon Taylor




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Coherent Communications Systems Corp.




ATTACHMENT A                                            NIECO297

DIFFERENCE/NEW FEATURE                      COMMENTS


                                            The               to be used for
                                            echo cancellation on the EC2X/IDEC2X
                                            is intended to have
                                            that will eliminate the need for
                                                       that was used on the
                                            NIEC. However,            will still
                                            be provided so that             may
                                            be replaced.

PERFORMANCE MONITORING                      PERFORMANCE MONITORING
(new features)


                                            The EC2X/IDEC2X shall provide
                                                 of the circuit on a
                                            basis under Motherboard/EC2X/IDE2X
                                            communications interface command.


                                            The EC2X/IDEC2X shall provide
                                                           of the circuit on a
                                                    basis under
                                            Motherboard/EC2X/IDE2X
                                            communications interface command.


                                            The EC2X/IDEC2X shall provide
                                                      of the circuit
                                            on a               basis under
                                            Motherboard/EC2X/IDE2X
                                            communications interface command.


                                            The EC2X/IDEC2X shall provide
                                                  of the circuit
                                                         on a              basis
                                            under Motherboard/EC2X/IDE2X
                                            communications interface command.

                                            Note:                 provides the
                                            "hooks" for providing          .


                                            The EC2X/IDEC2X shall report
                                                  on a communications interface
                                            command.


(New future software and Hardware option)

                                            The IDEC2X shall provide for the
                                            facility for         implementation
                                            as a future software and hardware
                                            option. The          implementation
                                            platform (hardware) shall support a
                                            total
                                                      of                       .

(New future software option)

                                            The EC2X shall provide for the
                                            facility for          implementation
                                            as a future software option.




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